SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) September 29, 2006


                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)


         California                     1-8389                  95-3551121
         ----------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     Of Incorporation)                                    Identification Number)


               701 Western Avenue, Glendale, California 91201-2397 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080


                                       N/A
          (Former name or former address, if changed since last report)


(X) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(_) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(_) Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(_) Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

On September 29, 2006, the Company gave notice to the holders of depositary shares representing interests in its 7.875% Cumulative Preferred Stock, Series S, of its intent to redeem at $25 per share all such depositary shares outstanding on October 31, 2006. On such date, the Company will pay the holders of the depositary shares an aggregate amount of $143,750,000 plus any accumulated and unpaid dividends from October 1, 2006 through the date of redemption.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    PUBLIC STORAGE, INC.

Dated: September 29, 2006

                                                    By: /s/ John Reyes
                                                        -------------------
                                                        John Reyes
                                                        Chief Finanacial Officer